UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2016

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Suite 800, Arlington, Virginia	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2016, the Board of Directors of AvalonBay Communities, Inc. voted to appoint Susan Swanezy to the Board of Directors, effective September 13, 2016.  Since 2010, Ms. Swanezy has been a Partner at Hodes Weill & Associates LP, a global advisory boutique firm focused on the real estate investment management industry.  Previously, Ms. Swanezy served as Managing Director, Global Head of Capital Raising for Real Estate Products at Credit Suisse Group AG, and held a variety of positions at Deutsche Bank AG and its affiliates, including serving as a Partner and Managing Director — Client Relations for RREEF, the real estate investment management business of Deutsche Bank’s Asset Management division.

The Company’s Board has determined that Ms. Swanezy will be considered an independent director.  She has not been assigned to any Board committees at this time.  A press release announcing her appointment is attached as Exhibit 99.1.

Ms. Swanezy will receive a grant of restricted stock (or, if timely elected, restricted stock units) on October 12, 2016 (her 30th day of service on the Board) consisting of a number of shares with a value equal to $88,328 based on the closing price of the Company’s common stock on the New York Stock Exchange on that date, to be awarded under a restricted stock or restricted stock unit agreement in substantially the same form used for current non-employee directors of the Company.  This amount represents a pro rata portion of the annual retainer paid to other non-employee directors following the 2016 Annual Meeting of Stockholders.  Such shares or units will vest in three equal installments on December 1, 2016, March 1, 2017, and May 18, 2017 (or, if earlier, the day prior to the 2017 Annual Meeting).  Ms. Swanezy will also receive a payment of $15,192 in cash (or, if timely elected, restricted stock units) on December 1, 2016, representing a pro rata portion of the quarterly payment made to other non-employee directors.  Thereafter, Ms. Swanezy will receive the same compensation as other non-employee directors, including quarterly payments of $17,500 in cash or, if timely elected, restricted stock units on the same schedule as other directors.

In connection with Ms. Swanezy’s appointment to the Board of Directors, the Company anticipates that it will enter into an Indemnification Agreement with Ms. Swanezy in substantially the same form previously filed with respect to other directors as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

In connection with this appointment, the Board of Directors also changed the size of the Board from ten to eleven directors.

ITEM 9.01                                  Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Press Release of AvalonBay Communities, Inc. dated August 8, 2016. (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

August 8, 2016

	By:	/s/ Kevin P. O’Shea
	Name:	Kevin P. O’Shea
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 8, 2016